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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22588

BPV Family of Funds
(Exact name of registrant as specified in charter)

9202 South Northshore Drive, Suite 300 Knoxville, TN	37922
(Address of principal executive offices)	(Zip code)

Michael R. West

9202 South Northshore Drive, Suite 300 Knoxville, TN 37922
(Name and address of agent for service)

With copy to: Jeffrey T. Skinner
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101

Registrant's telephone number, including area code:	(855) 784-2399

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

BPV FUNDS

Access your back porch vista.

MARCH 31, 2016

ANNUAL REPORT

BPV WEALTH PRESERVATION FUND

BPV LOW VOLATILITY FUND

BPV LARGE CAP VALUE FUND

BPV HIGH QUALITY SHORT DURATION INCOME FUND

www.bpvfunds.com

Table of Contents

Shareholder Letter	1
Performance Update and Portfolio Information
BPV Wealth Preservation Fund	7
BPV Low Volatility Fund	8
BPV Large Cap Value Fund	9
BPV High Quality Short Duration Income Fund	11
Schedule of Investments
BPV Wealth Preservation Fund	12
BPV Low Volatility Fund	15
BPV Large Cap Value Fund	17
BPV High Quality Short Duration Income Fund	24
Statements of Assets and Liabilities	27
Statements of Operations	31
Statements of Changes in Net Assets
BPV Wealth Preservation Fund	33
BPV Low Volatility Fund	35
BPV Large Cap Value Fund	36
BPV High Quality Short Duration Income Fund	38
Financial Highlights
BPV Wealth Preservation Fund	40
BPV Low Volatility Fund	42
BPV Large Cap Value Fund	43
BPV High Quality Short Duration Income Fund	46
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	66
About Your Funds’ Expenses	67
Other Information	70
Federal Tax Information	70
Board of Trustees and Executive Officers	71

BPV Family of Funds	Shareholder Letter
May 16, 2016 (Unaudited)

Dear Shareholder:

The commentary below describes market conditions the BPV Funds faced over the past year and how they performed under those conditions.

Market Overview

The period from April 1, 2015 through March 31, 2016 [Q2 2015 – Q1 2016] saw increasing volatility in the U.S. equity market, with the S&P 500 Total Return Index (the “S&P 500”) 12 month rolling volatility hitting levels not seen since 2012. During the twelve month period, the S&P 500 returned +1.78% with annualized volatility at 14.7%, as measured by standard deviation. Taking a closer look at market capitalizations and investment styles, large cap stocks (as measured by the Russell 1000 Total Return Index) returned +0.50% over this period, while small cap stocks (as measured by the Russell 2000 Total Return Index) returned -9.76%. At the same time, investors may have fared better if they invested in growth stocks, which returned +2.52% (as measured by the Russell 1000 Growth Total Return Index). Value stocks underperformed, returning -1.54% (as measured by the Russell 1000 Value Total Return Index). More specifically, in 2015 the S&P 500 was lifted by four specific U.S. Mega Cap, growth tech companies known as the ‘FANG’ stocks (Facebook, Amazon, Netflix & Google). If these four stocks were removed from the index, the returns of the S&P 500 would decrease by approximately 4%. So far this year, it has been a different story with only 1 of the 4 (Facebook) posting positive results in Q1 2016, as more defensive sectors (telecom, utilities) have outperformed.

The continued decline of crude oil prices also contributed to the volatility in the markets over the past year. Crude prices dropped over 50% from a high of $60 in June 2015, hitting a low of $26 in mid-February 2016. During this precipitous drop, there was a period where equities and crude oil moved in tandem as the monthly correlation between crude oil prices and S&P 500 prices was close to 1 at the end of January 2016. We believe this high correlation may have been caused by rising fear of potential global recession, particularly decreasing growth in China, which led to the significant sell-off both in equities and oil. These fears began to subside since the middle of February as encouraging U.S. economic data, and dovish signals from the Federal Reserve regarding future rate hikes, and additional stimulus efforts from global central banks convinced many investors that the global growth situation may not be as bad as it seemed. The S&P 500 and WTI crude oil futures rallied by 12.6% and 46.3%, respectively, from their February lows to the end of Q1 2016.

While the global economy appears that it isn’t on the verge of a recession, the Federal Reserve insists there is enough uncertainty to maintain a cautious path to raising interest rates. The most recent Fed statement suggests that only two Fed Funds rate increases seem likely this year, instead of the four indicated in December. Two possible rate increases would further widen the divergence of Fed strategy from the expansionary monetary policies of the European Central Bank and the Bank of Japan.

BPV Family of Funds	Shareholder Letter
May 16, 2016 (Unaudited)

This divergence could lead to some further dollar strengthening; however, despite that possibility, in our opinion, most of the major dollar strengthening already occurred. If this proves to be the case, the negative influence of dollar strength on the earnings of U.S. based multi-national firms should lessen by the second half of 2016.

Performance of the BPV Wealth Preservation Fund

For the twelve months ended March 31, 2016, Institutional Shares of the BPV Wealth Preservation Fund returned 0.03%, while the S&P 500 gained 1.78% during the same period.

The first half of the Fund’s fiscal year mostly consisted of a low volatility environment. During this period, our option strategies were able to effectively provide protection and lower volatility. This was primarily a result of targeting time value collection given our view at the beginning of the year that the market would trade within a range of 1,800 to 2,250. As earnings for the S&P 500 began to show signs of weakness at the start of the second quarter in 2015, we decided to continue utilizing in the money short calls to provide immediate downside protection, in combination with put spreads. This eliminated the cost of hedging while maintaining portfolio protection as the market entered the August drawdown, which was caused by a number of factors including weakness in China and the continued decline in the price of oil.

Within the third quarter of 2015, the market experienced two sizable drawdowns. Our option strategies were able to effectively dampen volatility and mitigate a substantial portion of the market decline. As oil continued to plunge, this only reinforced our views that fundamentals were deteriorating as earnings estimates within the energy sector, in addition to the broader market, were revised lower. As a result, we made a series of tactical adjustments following the August drawdown to improve the risk/reward profile of the Fund which included reducing equity exposure to avoid buying newer, expensive protection and adding ratio call spreads to replace the lowered equity exposure without the associated downside risk. Additionally as the market declined, we reduced the short in the money call position by utilizing roll reductions which allowed for improved upside capture while maintaining premium for downside protection. The combination of these tactical adjustments helped improve the downside protection when the market subsequently sold off in September on the same concerns that sparked the August sell-off. Following the stabilization of these factors going into December, the Federal Reserve proceeded to raise rates for the first time since cutting them to zero.

Despite general consensus that rates would continue to move higher following the first hike, the opposite occurred with Treasury yields falling. This counter intuitive movement was driven by recessionary fears that caused the market to sell off again to a renewed low from the prior peak set in May. The primary drivers for these fears came from a string of economic data releases coming in below estimates, in addition to a continued plunge in the price of oil. Oil proceeded to bottom at $26 per barrel on February 11th and recovered going into the end of March alongside the broader

BPV Family of Funds	Shareholder Letter
May 16, 2016 (Unaudited)

market. As the S&P 500 declined, we made several tactical adjustments to improve the risk reward profile of the Fund and take advantage of the spike in volatility. The first of these adjustments included closing short call positions as they became worthless and adding them back during the recovery when strike placement was more optimal. We also rolled longer dated long puts back to a closer expiration in order to avoid giving up the benefits received from the volatility spike. This allowed the long put protection to capture a large portion of the hedging benefits while losing less when the market recovered. Lastly, as the front month long puts within the portfolio rolled off, we utilized put spreads to avoid overpaying for new protection in the high volatility environment. As volatility declined during the recovery into March, we rolled the short put components of the put spreads into short calls to reduce downside risk while maintaining the original cost of the hedge.

Going forward, we maintain our belief that volatility will continue to be elevated for the foreseeable future, with greater risk to the downside than existed in previous years. As earnings estimates for the S&P 500 continue to get revised lower, we continue to believe that the S&P 500 will trade within a range as valuations continue to stretch towards post-recession highs.

Performance of the BPV Low Volatility Fund

For the twelve months ended March 31, 2016, Institutional Shares of the BPV Low Volatility Fund returned 0.51%, while the S&P 500 gained 1.78% during the same period.

The world events and volatility environment that impacted the performance of the BPV Wealth Preservation Fund similarly impacted the BPV Low Volatility Fund. Major tactical shifts undertaken during the twelve-month period include reducing equity exposure, using ratio call spreads to temporarily replace the lowered equity exposure without the associated downside risk, rolling longer dated long puts back to closer expirations in times of high volatility, and utilizing put spreads to avoid overpaying for new protection in the midst of market turmoil. Going forward, we maintain our belief that volatility will continue to be elevated for the foreseeable future, with greater risk to the downside than existed in previous years. As earnings estimates for the S&P 500 continue to get revised lower, we continue to believe that the S&P 500 will trade within a range as valuations continue to stretch towards post-recession highs.

Performance of the BPV Large Cap Value Fund

For the twelve months ended March 31, 2016, Institutional Shares of the BPV Large Cap Value Fund returned -6.84%, while the Russell 1000 Value Total Return Index lost -1.54% during the same period.

●	All flavors of value lost . . . er, value, in nearly every sector.

●	Momentum as measured by price, earnings, and stability helped.

BPV Family of Funds	Shareholder Letter
May 16, 2016 (Unaudited)

●	Management aided results, supported by ROA, share repurchase, and earnings quality.

●	Sentiment in the form of institutional ownership was weak.

●	Stock selection within financials was perverse.

●	Industrials sector suffered from industry allocation.

●	Energy flip flopped: best in 2015, worst in 2016.

Over the long haul, we’re convinced that a market–beating strategy entails owning stocks with price-driven value characteristics, proven management, and recognition in the marketplace via earnings and price momentum and favorable investor sentiment.

Performance of BPV High Quality Short Duration Fund

For the four months since the Fund’s inception on November 30, 2015, the Institutional Shares of the BPV High Quality Short Duration Income Fund returned 2.38%, while the BofAML 1-3 Year U.S. Treasury Index returned 0.81% during the same period. Our effective yield over the four-month period is approximately 2.2%, and we have attempted to keep our interest rate exposure at approximately a 2-year effective duration.

We are pleased with this performance, particularly given the well-documented turmoil in the fixed income markets at the beginning of the year. The dramatic drop in interest rates caught many by surprise, but may have helped our performance. Because we attempt to keep our interest rate exposure low, we do not depend on interest rate movements or forecasts to generate returns. Rather, we attempt to add incremental value above our yield through security selection; we believe the Fund’s early performance data demonstrates our ability to do so. Identifying undervalued bonds in the Agency Mortgage Backed Securities (MBS) market is our specialization in the market, which we believe gives us unique advantages versus other strategies.

The drop in interest rates during the quarter helped performance, but the Fund exhibited favorable performance above and beyond that expected from the rate move alone, potentially due our focus on undervalued securities and an emphasis on prepayment sensitive MBS. Moreover, we do not seek out credit risk in the Fund because we believe we can potentially deliver as good a yield, if not better, without it. More recently, we also take a negative stance on rising corporate debt and increased debt-financed corporate stock buybacks.

Going forward, we believe our strategy is poised to perform well in both a rising and falling interest rate environment.

BPV Family of Funds	Shareholder Letter
May 16, 2016 (Unaudited)

Conclusion

As we move forward in this volatile market environment, we believe that the BPV Funds are performing favorably and that investors are well positioned for the coming year. Thank you for your investment in the BPV Funds and your faith in our portfolio managers.

Sincerely,

George Hashbarger, Jr., Thomas Fant, and Francisco Javier Perez, CFA
Portfolio Managers, BPV

Ted Aronson, Stefani Cranston, Gina Moore, Greg Rogers, and Chris Whitehead
Portfolio Managers, AJO

All Fund performance is based on Institutional class shares. The BPV High Quality Short Duration Income Fund is new and has limited operating history. (The Board of Trustees has determined to discontinue the operations of BPV Low Volatility Fund. All outstanding shares of BPV Low Volatility Fund will be redeemed on or before June 6, 2016.) For more information, please call our toll free number at 866.319.2188.

The statements and opinions expressed are those of the Funds’ Portfolio Managers and are as of the date of this report.

The BofA Merrill Lynch 1-3 Year Treasury Index tracks the performance of US dollar denominated non- subordinated U.S. Treasury debt with maturities between 1 and 2.99 years. You cannot invest directly in an index.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. You cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe and includes Russell 1000 companies with lower price-to-book ratios and lower expected growth values. You cannot invest directly in an index.

The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. You cannot invest directly in an index.

The S&P 500 Total Return Index is the total return of the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

BPV Family of Funds	Shareholder Letter
May 16, 2016 (Unaudited)

A Fund’s use of options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. By investing in options, a Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss.

Fixed income investments are subject to credit risk, which is the risk that a specific issuer of a fixed income security may default on its obligations to security holders. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. Increases in interest rates typically lower the present value of a company’s future earnings stream. Accordingly, bond prices will generally decline when investors anticipate or experience rising interest rates.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Fee reductions and expense reimbursements have positively impacted fund performance. The Funds impose a 1.00% redemption fee on shares held for less than 60 days. Performance data does not reflect the redemption fee which, if reflected, would reduce the performance quoted. For the most current month-end performance data please call 855.784.2399.

BPV Wealth Preservation Fund	Performance Update
March 31, 2016 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
BPV Wealth Preservation Fund - Institutional Shares versus the S&P 500® Index,
U.S. Treasury 1-3 Year Index and Barclays U.S. Aggregate Bond Index

The graph above represents performance of Institutional Shares only, which will vary from the performance of Advisor Shares to the extent the classes do not have the same expenses or inception dates.

Average Annual Total Returns (for the periods ended March 31, 2016)
	1 Year	Since Inception(a)
BPV Wealth Preservation Fund - Institutional Shares	0.03%	2.27%
BPV Wealth Preservation Fund - Advisor Shares	(0.16%)	1.66%
S&P 500® Index	1.78%	16.47%(b)
U.S. Treasury 1-3 Year Index	0.92%	0.68%(b)
Barclays U.S. Aggregate Bond Index	1.96%	2.86%(b)

Portfolio Information
Fund Allocation	% of Net Assets
Sector ETFs	47.3%
Fixed Income ETFs	26.6%
Short-Term and Other Assets in Excess of Liabilities	25.6%
Options	0.5%

(a)	Commencement of operations for Institutional Shares was October 5, 2011 and for Advisor Shares was January 2, 2013.

(b)	Represents the period from October 5, 2011 (the commencement of operations for Institutional Shares) through March 31, 2016.

BPV Low Volatility Fund	Performance Update
March 31, 2016 (Unaudited)

Comparison of the Change in Value of a $5,000,000 Investment in
BPV Low Volatility Fund - Institutional Shares versus the S&P 500® Index,
US Treasury 1-3 Year Index and Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (for the periods ended March 31, 2016)
	1 Year	Since Inception(a)
BPV Low Volatility Fund - Institutional Shares	0.51%	2.27%
S&P 500® Index	1.78%	10.43%
U.S. Treasury 1-3 Year Index	0.92%	0.85%
Barclays U.S. Aggregate Bond Index	1.96%	3.54%

Portfolio Information
Fund Allocation	% of Net Assets
Short-Term and Other Assets in Excess of Liabilities	50.3%
Common Equity	49.2%
Options	0.5%

(a)	Commencement of operations for Institutional Shares was February 3, 2014.

BPV Large Cap Value Fund	Performance Update
March 31, 2016 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
BPV Large Cap Value Fund - Institutional Shares versus the Russell 1000 Value Index

The graph above represents performance of Institutional Shares only, which will vary from the performance of Class A Shares and Class C Shares to the extent the classes do not have the same expenses or inception dates.

Average Annual Total Returns (for the periods ended March 31, 2016)
	1 Year	Since Inception(a)
BPV Large Cap Value Fund - Institutional Shares	(6.84%)	0.42%
BPV Large Cap Value Fund - Class A Shares	(7.07%)	0.21%
BPV Large Cap Value Fund - Class C Shares	(7.82%)	(0.99%)
Russell 1000 Value Index	(1.54%)	3.52%(b)

(a)	Commencement of operations for Institutional Shares and Class A Shares was April 1, 2014 and for Class C Shares was October 7, 2014.

(b)	Represents the period from April 1, 2014 (the Commencement of Operations for Institutional Shares and Class A Shares) through March 31, 2016.

BPV Large Cap Value Fund	Portfolio Information
March 31, 2016 (Unaudited)

Sector Allocation

Top 10 Equity Holdings

Security Description	% of Net Assets
Johnson & Johnson	4.3%
JPMorgan Chase & Company	3.6%
Pfizer, Inc.	2.9%
Bank of America Corporation	2.9%
Microsoft Corporation	2.5%
Citigroup, Inc.	2.4%
Intel Corporation	1.9%
American International Group, Inc.	1.8%
Travelers Companies, Inc. (The)	1.7%
Valero Energy Corporation	1.7%

BPV High Quality Short Duration Income Fund	Performance Update
March 31, 2016 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
BPV High Quality Short Duration Income Fund - Institutional Shares versus the BofAML 1-3 Year U.S. Treasury Index

The graph above represents performance of Institutional Shares only, which will vary from the performance of Class A Shares and Class C Shares to the extent the classes do not have the same expenses.

Total Returns (for the period ended March 31, 2016)
Since Inception(a)
BPV High Quality Short Duration Income Fund - Institutional Shares	2.38%
BPV High Quality Short Duration Income Fund - Class A Shares	2.28%
BPV High Quality Short Duration Income Fund - Class C Shares	2.14%
BofAML 1-3 Year U.S. Treasury Index	0.81%

Portfolio Information
Fund Allocation	% of Net Assets
Mortgage-Backed Securities	99.6%
Short-Term and Liabilities in Excess of Other Assets	0.4%

(a)	Commencement of operations was November 30, 2015.

BPV Wealth Preservation Fund	Schedule of Investments
March 31, 2016

EXCHANGE-TRADED FUNDS — 73.9%	Shares	Value
Sector Funds — 47.3%
Consumer Discretionary Select Sector SPDR® Fund (The) (a)	52,764	$4,170,994
Consumer Staples Select Sector SPDR® Fund (The) (a)	63,780	3,383,529
Energy Select Sector SPDR® Fund (The) (a)	34,809	2,155,373
Financial Select Sector SPDR® Fund (The) (a)	222,575	5,010,163
Health Care Select Sector SPDR® Fund (The) (a)	67,406	4,568,779
Industrial Select Sector SPDR® Fund (The) (a)	60,667	3,365,199
Materials Select Sector SPDR® Fund (The) (a)	20,423	915,155
Technology Select Sector SPDR® Fund (The) (a)	172,589	7,656,048
Utilities Select Sector SPDR® Fund (The) (a)	22,118	1,097,495
		32,322,735
U.S. Government & Agency Obligations — 26.6%
iShares 1-3 Year Treasury Bond Fund	213,600	18,162,408

Total Exchange-Traded Funds (Cost $50,796,376)		$50,485,143

PURCHASED OPTION CONTRACTS — 0.5%	Expiration Date	Strike Price	Contracts	Value
Put Option Contracts — 0.5%
SPDR® S&P 500® ETF Trust	04/15/16	$190.00	511	$4,599
SPDR® S&P 500® ETF Trust	05/20/16	190.00	265	22,392
SPDR® S&P 500® ETF Trust	06/17/16	197.00	522	157,905
SPDR® S&P 500® ETF Trust	07/15/16	190.00	530	144,160
Total Purchased Option Contracts (Cost $1,128,718)				$329,056

See accompanying notes to financial statements.

BPV Wealth Preservation Fund	Schedule of Investments
March 31, 2016

MONEY MARKET FUNDS — 23.4%	Shares	Value
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 0.17% (b) (Cost $16,008,118)	16,008,118	$16,008,118

Total Investments at Value — 97.8% (Cost $67,933,212)		$66,822,317

Other Assets in Excess of Liabilities — 2.2%		1,510,426	(c)

Net Assets — 100.0%		$68,332,743

(a)	All or a portion of the security is held as collateral for written options.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

(c)	Includes cash held as margin deposits for written options.

Investment Abbreviations:

ETF - Exchange-Traded Fund

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipts

See accompanying notes to financial statements.

BPV Wealth Preservation Fund	Schedule of Written Option Contracts
March 31, 2016

WRITTEN OPTION CONTRACTS	Expiration Date	Strike Price	Contracts	Value of Options	Premiums Received
Call Option Contracts
SPDR® S&P 500® ETF Trust	04/15/16	$208.00	256	$20,736	$18,446
SPDR® S&P 500® ETF Trust	05/20/16	205.00	335	149,075	154,011
SPDR® S&P 500® ETF Trust	05/20/16	210.00	265	45,845	38,052
SPDR® S&P 500® ETF Trust	06/17/16	210.00	255	71,273	75,069
SPDR® S&P 500® ETF Trust	09/16/16	217.00	100	24,450	24,889
				311,379	310,467
Put Option Contracts
SPDR® S&P 500® ETF Trust	06/17/16	185.00	270	35,640	183,243
SPDR® S&P 500® ETF Trust	07/15/16	178.00	265	37,100	72,680
SPDR® S&P 500® ETF Trust	09/16/16	175.00	348	84,390	245,574
				157,130	501,497
Total Written Option Contracts				$468,509	$811,964

Investment Abbreviations:

ETF - Exchange-Traded Fund

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipts

See accompanying notes to financial statements.

BPV Low Volatility Fund	Schedule of Investments
March 31, 2016

EXCHANGE-TRADED FUNDS — 49.2%	Shares	Value
Common Equity — 49.2%
SPDR® S&P 500® ETF Trust(a) (Cost $18,425,751)	93,800	$19,281,528

PURCHASED OPTION CONTRACTS — 0.5%	Expiration Date	Strike Price	Contracts	Value
Put Option Contracts — 0.5%
SPDR® S&P 500® ETF Trust	04/15/16	$190.00	305	$2,745
SPDR® S&P 500® ETF Trust	05/20/16	190.00	158	13,351
SPDR® S&P 500® ETF Trust	06/17/16	197.00	311	94,077
SPDR® S&P 500® ETF Trust	07/15/16	190.00	316	85,952
Total Purchased Option Contracts (Cost $673,058)				$196,125

MONEY MARKET FUNDS — 47.7%	Shares	Value
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 0.17% (b) (Cost $18,659,736)	18,659,736	$18,659,736

Total Investments at Value — 97.4% (Cost $37,758,545)		$38,137,389

Other Assets in Excess of Liabilities — 2.6%		1,021,777	(c)

Net Assets — 100.0%		$39,159,166

(a)	All or a portion of the security is held as collateral for written options.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

(c)	Includes cash held as margin deposits for written options.

Investment Abbreviations:

ETF - Exchange-Traded Fund

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipts

See accompanying notes to financial statements.

BPV Low Volatility Fund	Schedule of Written Option Contracts
March 31, 2016

WRITTEN OPTION CONTRACTS	Expiration Date	Strike Price	Contracts	Value of Options	Premiums Received
Call Option Contracts
SPDR® S&P 500® ETF Trust	04/15/16	$208.00	153	$12,393	$11,024
SPDR® S&P 500® ETF Trust	05/20/16	205.00	200	89,000	91,947
SPDR® S&P 500® ETF Trust	05/20/16	210.00	158	27,334	22,688
SPDR® S&P 500® ETF Trust	06/17/16	210.00	152	42,484	44,747
SPDR® S&P 500® ETF Trust	09/16/16	217.00	60	14,670	14,934
				185,881	185,340
Put Option Contracts
SPDR® S&P 500® ETF Trust	06/17/16	185.00	159	20,988	114,003
SPDR® S&P 500® ETF Trust	07/15/16	178.00	158	22,120	43,334
SPDR® S&P 500® ETF Trust	09/16/16	175.00	207	50,198	146,074
				93,306	303,411
Total Written Option Contracts				$279,187	$488,751

Investment Abbreviations:

ETF - Exchange-Traded Fund

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipts

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Schedule of Investments
March 31, 2016

COMMON STOCKS — 100.7%	Shares	Value
Consumer Discretionary — 5.7%
Auto Components — 2.5%
Cooper Tire & Rubber Company	4,905	$181,583
Dana Holding Corporation	7,221	101,744
Goodyear Tire & Rubber Company (The)	27,320	901,014
Lear Corporation	7,200	800,424
		1,984,765
Automobiles — 0.6%
General Motors Co.	14,350	451,020

Household Durables — 0.3%
NVR, Inc. (a)	164	284,114

Specialty Retail — 1.0%
Aaron's, Inc.	1,877	47,113
Abercrombie & Fitch Company - Class A	5,498	173,407
Bed Bath & Beyond, Inc. (a)	11,079	549,961
		770,481
Textiles, Apparel & Luxury Goods — 1.3%
Michael Kors Holdings Ltd. (a)	18,121	1,032,172

Consumer Staples — 7.3%
Beverages — 1.6%
Dr Pepper Snapple Group, Inc.	2,926	261,643
PepsiCo, Inc.	10,065	1,031,461
		1,293,104
Food & Staples Retailing — 1.5%
Kroger Company (The)	25,602	979,276
Whole Foods Market, Inc.	7,205	224,148
		1,203,424
Food Products — 1.7%
Dean Foods Company	29,053	503,198
Ingredion, Inc.	4,351	464,643
Sanderson Farms, Inc.	3,924	353,867
		1,321,708
Personal Products — 1.1%
Herbalife Ltd. (a)	9,515	585,743
Nu Skin Enterprises, Inc. - Class A	7,427	284,083
		869,826

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Schedule of Investments
March 31, 2016

COMMON STOCKS — 100.7% (Continued)	Shares	Value
Consumer Staples — 7.3% (Continued)
Tobacco — 1.4%
Philip Morris International, Inc.	11,285	$1,107,171

Energy — 12.5%
Energy Equipment & Services — 7.1%
Dril-Quip, Inc. (a)	4,852	293,837
Ensco plc - Class A	92,761	961,932
FMC Technologies, Inc. (a)	14,907	407,856
Helmerich & Payne, Inc.	5,047	296,360
Nabors Industries Ltd.	33,659	309,663
National Oilwell Varco, Inc.	3,695	114,914
Noble Corporation plc	82,444	853,295
Oceaneering International, Inc.	29,360	975,926
Oil States International, Inc. (a)	17,097	538,897
Rowan Companies plc - Class A	50,508	813,179
Transocean Ltd.	6,923	63,276
		5,629,135
Oil, Gas & Consumable Fuels — 5.4%
Exxon Mobil Corporation	3,411	285,126
Marathon Petroleum Corporation	24,152	897,971
Murphy Oil Corporation	10,096	254,318
Tesoro Corporation	12,874	1,107,293
Valero Energy Corporation	20,617	1,322,374
Western Refining, Inc.	15,728	457,528
		4,324,610
Financials — 27.8%
Banks — 10.5%
Bank of America Corporation	168,405	2,276,836
Citigroup, Inc.	45,874	1,915,240
JPMorgan Chase & Company	48,510	2,872,762
Regions Financial Corporation	38,644	303,355
SunTrust Banks, Inc.	28,928	1,043,722
		8,411,915
Capital Markets — 0.9%
Deutsche Bank A.G.	9,097	154,103
T. Rowe Price Group, Inc.	7,133	523,990
		678,093

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Schedule of Investments
March 31, 2016

COMMON STOCKS — 100.7% (Continued)	Shares	Value
Financials — 27.8% (Continued)
Consumer Finance — 2.0%
Ally Financial, Inc. (a)	56,120	$1,050,567
Capital One Financial Corporation	7,643	529,736
		1,580,303
Diversified Financial Services — 1.3%
Voya Financial, Inc.	35,267	1,049,898

Insurance — 10.0%
Aflac, Inc.	2,802	176,918
Allstate Corporation (The)	19,259	1,297,479
American International Group, Inc.	25,877	1,398,652
Assured Guaranty Ltd.	20,218	511,515
Axis Capital Holdings Ltd.	5,604	310,798
Everest Re Group Ltd.	3,342	659,811
Genworth Financial, Inc. - Class A (a)	118,679	323,994
Hartford Financial Services Group, Inc. (The)	8,027	369,884
Lincoln National Corporation	11,428	447,978
Prudential Financial, Inc.	7,956	574,582
Reinsurance Group of America, Inc.	1,942	186,918
Travelers Companies, Inc. (The)	11,754	1,371,809
Unum Group	12,314	380,749
		8,011,087
Real Estate Investment Trusts (REIT) — 1.3%
CBL & Associates Properties, Inc.	21,260	252,994
Host Hotels & Resorts, Inc.	15,736	262,791
Mack-Cali Realty Corporation	6,471	152,068
RLJ Lodging Trust	17,394	397,975
		1,065,828
Real Estate Management & Development — 1.1%
CBRE Group, Inc. - Class A (a)	23,055	664,445
Jones Lang LaSalle, Inc.	1,861	218,333
		882,778
Thrifts & Mortgage Finance — 0.7%
MGIC Investment Corporation (a)	68,800	527,696

Health Care — 12.2%
Biotechnology — 3.3%
Amgen, Inc.	3,157	473,329

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Schedule of Investments
March 31, 2016

COMMON STOCKS — 100.7% (Continued)	Shares	Value
Health Care — 12.2% (Continued)
Biotechnology — 3.3% (Continued)
Gilead Sciences, Inc.	11,163	$1,025,433
Ligand Pharmaceuticals, Inc. (a)	2,549	272,973
United Therapeutics Corporation (a)	7,738	862,245
		2,633,980
Health Care Providers & Services — 1.4%
Cardinal Health, Inc.	6,866	562,669
McKesson Corporation	821	129,102
Owens & Minor, Inc.	6,651	268,834
Quest Diagnostics, Inc.	2,276	162,620
		1,123,225
Pharmaceuticals — 7.5%
Johnson & Johnson	31,412	3,398,778
Merck & Company, Inc.	4,004	211,852
Pfizer, Inc.	78,661	2,331,512
		5,942,142
Industrials — 10.7%
Aerospace & Defense — 3.1%
General Dynamics Corporation	4,298	564,628
Huntington Ingalls Industries, Inc.	2,405	329,340
Northrop Grumman Corporation	5,033	996,031
Spirit AeroSystems Holdings, Inc. - Class A (a)	12,102	548,947
		2,438,946
Air Freight & Logistics — 0.6%
FedEx Corporation	3,023	491,903

Airlines — 6.8%
Alaska Air Group, Inc.	12,868	1,055,433
American Airlines Group, Inc.	18,408	754,912
Delta Air Lines, Inc.	20,624	1,003,976
Hawaiian Holdings, Inc. (a)	12,067	569,442
JetBlue Airways Corporation (a)	7,254	153,205
Southwest Airlines Company	18,230	816,704
United Continental Holdings, Inc. (a)	17,997	1,077,300
		5,430,972
Building Products — 0.1%
Owens Corning	2,209	104,442

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Schedule of Investments
March 31, 2016

COMMON STOCKS — 100.7% (Continued)	Shares	Value
Industrials — 10.7% (Continued)
Professional Services — 0.1%
ManpowerGroup, Inc.	1,194	$97,215

Information Technology — 11.9%
Communications Equipment — 0.4%
Brocade Communications Systems, Inc.	25,985	274,922

Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc.	13,682	263,652

Internet Software & Services — 2.7%
eBay, Inc. (a)	40,987	977,950
IAC/InterActiveCorp	2,308	108,660
VeriSign, Inc. (a)	11,892	1,052,918
		2,139,528
IT Services — 0.2%
Amdocs Ltd.	1,233	74,498
Xerox Corporation	9,536	106,422
		180,920
Semiconductors & Semiconductor Equipment — 1.9%
Intel Corporation	46,775	1,513,171

Software — 6.0%
Aspen Technology, Inc. (a)	7,251	261,979
Cadence Design Systems, Inc. (a)	12,219	288,124
Citrix Systems, Inc. (a)	5,975	469,515
Microsoft Corporation	35,827	1,978,725
Symantec Corporation	59,705	1,097,378
Take-Two Interactive Software, Inc. (a)	18,891	711,624
		4,807,345
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.	2,713	295,690

Materials — 2.7%
Chemicals — 1.4%
CF Industries Holdings, Inc.	4,582	143,600
LyondellBasell Industries N.V. - Class A	11,899	1,018,316
		1,161,916

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Schedule of Investments
March 31, 2016

COMMON STOCKS — 100.7% (Continued)	Shares	Value
Materials — 2.7% (Continued)
Containers & Packaging — 0.2%
Avery Dennison Corporation	1,779	$128,284

Metals & Mining — 0.1%
Reliance Steel & Aluminum Company	814	56,321

Paper & Forest Products — 1.0%
Domtar Corporation	8,322	337,041
International Paper Company	11,301	463,793
		800,834
Telecommunication Services — 2.7%
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	24,717	968,165
Verizon Communications, Inc.	22,244	1,202,956
		2,171,121
Utilities — 7.2%
Electric Utilities — 4.3%
American Electric Power Company, Inc.	12,166	807,823
Edison International	14,490	1,041,686
Entergy Corporation	14,925	1,183,254
Exelon Corporation	9,228	330,916
FirstEnergy Corporation	2,101	75,573
		3,439,252
Independent Power and Renewable Electricity Producers — 1.4%
AES Corporation (The)	76,376	901,237
NRG Energy, Inc.	18,073	235,129
		1,136,366

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Schedule of Investments
March 31, 2016

COMMON STOCKS — 100.7% (Continued)	Shares	Value
Utilities — 7.2% (Continued)
Multi-Utilities — 1.5%
NiSource, Inc.	5,886	$138,674
PG&E Corporation	6,503	388,359
Public Service Enterprise Group, Inc.	14,077	663,590
		1,190,623

Total Investments at Value — 100.7% (Cost $82,000,419)		$80,301,898

Liabilities in Excess of Other Assets — (0.7%)		(550,279)

Net Assets — 100.0%		$79,751,619

(a)	Non-income producing security.

See accompanying notes to financial statements.

BPV High Quality Short Duration Income Fund	Schedule of Investments
March 31, 2016

MORTGAGE-BACKED SECURITIES — 99.6%	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 48.2%
FHLMC, Pool #FG C01753	5.000%	01/01/34	$715,493	$793,376
FHLMC, Pool #FG G01740	5.500%	12/01/34	185,105	208,749
FHLMC, Pool #FG G02741	5.500%	01/01/35	181,685	204,908
FHLMC, Pool #FG A80290	5.000%	11/01/35	671,108	758,667
FHLMC, Series 3219 PD	6.000%	11/15/35	394,390	402,492
FHLMC, Pool #FG G04794	5.500%	01/01/36	228,180	256,087
FHLMC, Pool #FG G02109	6.000%	03/01/36	511,608	583,495
FHLMC, Series 3186	5.500%	07/15/36	198,399	225,946
FHLMC, Pool #FG H09034	5.500%	05/01/37	114,167	124,461
FHLMC, Pool #FG G04913	5.000%	03/01/38	1,457,221	1,609,942
FHLMC, Pool #FG G04219	5.500%	04/01/38	258,875	289,644
FHLMC, Pool #FG G04305	5.500%	05/01/38	165,276	185,283
FHLMC, Pool #FG G04666	5.500%	08/01/38	162,836	181,973
FHLMC, Pool #FG G04765	6.000%	09/01/38	769,539	874,259
FHLMC, Pool #FG G06567	6.000%	09/01/39	686,860	782,272
FHLMC, Series 3803 WP	4.500%	12/15/39	302,000	331,010
FHLMC, Pool #FG G06209	5.500%	05/01/40	171,836	192,308
FHLMC, Pool #FG G05969	5.000%	08/01/40	596,400	661,078
FHLMC, Pool #FG G06385	5.500%	08/01/40	826,088	923,254
FHLMC, Pool #FG G07589	5.500%	06/01/41	188,481	210,674
FHLMC, Pool #FG U99076	4.500%	12/01/43	268,000	295,840
				10,095,718
Federal National Mortgage Association — 35.8%
FNMA, Series 2003-86-KU	4.500%	09/25/18	68,283	69,304
FNMA, Pool #FN 911073	5.500%	12/01/22	94,297	103,495
FNMA, Pool #FN 725773	5.500%	09/01/34	277,018	313,752
FNMA, Pool #FN 888293	6.000%	12/01/34	125,796	145,676
FNMA, Pool #FN 735925	5.000%	10/01/35	518,039	574,222
FNMA, Pool #FN 844809	5.000%	11/01/35	332,404	367,850
FNMA, Pool #FN 745884	5.500%	09/01/36	356,255	401,421
FNMA, Pool #FN 995065	5.500%	09/01/36	347,995	393,629
FNMA, Pool #FN AE0265	6.000%	08/01/37	126,472	146,507
FNMA, Pool #FN 995018	5.500%	06/01/38	279,542	314,058
FNMA, Pool #FN AD0430	6.000%	11/01/38	574,310	654,625

See accompanying notes to financial statements.

BPV High Quality Short Duration Income Fund	Schedule of Investments
March 31, 2016

MORTGAGE-BACKED SECURITIES — 99.6% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 35.8% (Continued)
FNMA, Pool #FN AL4316	7.000%	03/01/39	$1,255,307	$1,488,974
FNMA, Series 2010-48-AP	4.500%	06/25/39	63,349	64,485
FNMA, Series 2010-56-MA	4.500%	08/25/39	97,428	99,589
FNMA, Series 2010-4-PL	4.500%	02/25/40	116,394	126,014
FNMA, TBA (Note 2)	5.500%	04/15/46	2,000,000	2,242,785
				7,506,386
Government National Mortgage Association — 15.6%
GNMA, Pool #G2 3701	5.000%	04/20/35	112,975	125,183
GNMA, Pool #GN 782483	5.000%	12/15/38	587,744	652,528
GNMA, Series 2009-45-NQ	4.500%	05/16/39	167,641	181,667
GNMA, Pool #G2 MA2377	6.500%	05/20/39	133,868	154,911
GNMA, Series 2009-53-PA	5.000%	07/20/39	341,785	378,110
GNMA, Pool #G2 782909	5.500%	09/20/39	61,680	67,912
GNMA, Pool #G2 782913	5.500%	11/20/39	93,849	103,331
GNMA, Pool #G2 5201	4.000%	10/20/41	122,931	127,952
GNMA, Pool #G2 MA2830	5.500%	05/20/45	345,973	384,503
GNMA, Pool #G2 MA3457	5.000%	02/20/46	994,784	1,081,786
				3,257,883
Total Mortgage-Backed Securities (Cost $20,691,590)				$20,859,987

See accompanying notes to financial statements.

BPV High Quality Short Duration Income Fund	Schedule of Investments
March 31, 2016

MONEY MARKET FUNDS — 15.9%	Shares	Value
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 0.17% (a) (Cost $3,339,824)	3,339,824	$3,339,824

Total Investments at Value — 115.5% (Cost $24,031,414)		$24,199,811

Liabilities in Excess of Other Assets — (15.5%)		(3,250,018)

Net Assets — 100.0%		$20,949,793

(a)	The rate shown is the 7-day effective yield as of March 31, 2016.

Investment Abbreviations:

TBA - To Be Announced for a when-issued security

See accompanying notes to financial statements.

BPV Family of Funds	Statements of Assets and Liabilities
March 31, 2016

	BPV Wealth Preservation Fund	BPV Low Volatility Fund
ASSETS
Investments in securities:
At cost	$67,933,212	$37,758,545
At value (Note 2)	$66,822,317	$38,137,389
Deposits for options contracts	2,059,453	1,441,615
Dividends receivable	2,165	100,842
Receivable for capital shares sold	319	41,912
Receivable from Adviser (Note 5)	—	10,531
Other assets	18,518	10,041
TOTAL ASSETS	68,902,772	39,742,330

LIABILITIES
Options contracts written, at value (Notes 2 and 6) (premiums received $811,964 and $488,751)	468,509	279,187
Payable for capital shares redeemed	21,898	260,541
Payable to Adviser (Note 5)	29,557	—
Accrued distribution fees (Note 5)	2,384	—
Payable to administrator (Note 5)	8,051	7,045
Other accrued expenses	39,630	36,391
TOTAL LIABILITIES	570,029	583,164

NET ASSETS	$68,332,743	$39,159,166

Net assets consist of:
Paid-in capital	$69,868,648	$40,224,538
Accumulated net investment income	—	45,454
Accumulated net realized losses from security transactions and written option contracts (Note 6)	(768,465)	(1,699,234)
Net unrealized appreciation (depreciation) on:
Investments	(1,110,895)	378,844
Written option contracts	343,455	209,564
Net Assets	$68,332,743	$39,159,166

See accompanying notes to financial statements.

BPV Family of Funds	Statements of Assets and Liabilities
March 31, 2016

	BPV Wealth Preservation Fund	BPV Low Volatility Fund
PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$57,159,978	$39,159,166
Institutional Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,571,319	3,899,448
Net asset value, redemption price and offering price per share (a)	$10.26	$10.04

PRICING OF ADVISOR SHARES
Net assets applicable to Advisor Shares	$11,172,765
Advisor Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,100,900
Net asset value, redemption price and offering price per share (a)	$10.15

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

BPV Family of Funds	Statements of Assets and Liabilities
March 31, 2016

	BPV Large Cap Value Fund	BPV High Quality Short Duration Income Fund
ASSETS
Investments in securities:
At cost	$82,000,419	$24,031,414
At value (Note 2)	$80,301,898	$24,199,811
Dividends and interest receivable	68,153	78,200
Receivable for investment securities sold	1,099,715	—
Receivable for capital shares sold	2,066	1,100
Receivable from Adviser (Note 5)	—	26,836
Other assets	26,086	26,224
TOTAL ASSETS	81,497,918	24,332,171

LIABILITIES
Bank Overdraft	1,478,879	—
Income distribution payable	—	6,115
Payable for investment securities purchased	10,003	3,313,918
Payable for capital shares redeemed	186,256	34,109
Payable to Adviser (Note 5)	23,350	—
Accrued distribution fees (Note 5)	3,505	66
Payable to administrator (Note 5)	8,454	6,375
Other accrued expenses	35,852	21,795
TOTAL LIABILITIES	1,746,299	3,382,378

NET ASSETS	$79,751,619	$20,949,793

Net assets consist of:
Paid-in capital	$85,687,027	$20,847,349
Accumulated net investment income	495,482	119
Accumulated net realized losses from security transactions	(4,732,369)	(66,072)
Net unrealized appreciation (depreciation) on investments	(1,698,521)	168,397
Net Assets	$79,751,619	$20,949,793

See accompanying notes to financial statements.

BPV Family of Funds	Statements of Assets and Liabilities
March 31, 2016

	BPV Large Cap Value Fund	BPV High Quality Short Duration Income Fund
PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$70,935,278	$20,608,241
Institutional Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	7,181,950	2,029,037
Net asset value, redemption price and offering price per share (a)	$9.88	$10.16

PRICING OF CLASS A SHARES
Net assets applicable to Class A Shares	$6,607,417	$331,449
Class A Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	670,448	32,622
Net asset value and redemption price per share (a)	$9.86	$10.16
Offering price per share (Note 2)	$10.38	$10.42

PRICING OF CLASS C SHARES
Net assets applicable to Class C Shares	$2,208,924	$10,103
Class C Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	225,311	994
Net asset value, redemption price and offering price per share (a)	$9.80	$10.16

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

BPV Family of Funds	Statements of Operations
For the Year Ended March 31, 2016

	BPV Wealth Preservation Fund	BPV Low Volatility Fund
INVESTMENT INCOME
Dividends	$862,934	$637,712

EXPENSES
Investment advisory fees (Note 5)	627,124	261,047
Mutual fund servicing fees (Note 5)	81,453	74,102
Shareholder service fees	67,513	65,085
Professional fees	62,964	64,829
Registration and filing fees	37,108	20,115
Trustees’ fees and expenses (Note 5)	28,694	26,948
Compliance support services fees (Note 5)	20,886	20,886
Distribution expenses - Advisor Shares (Note 5)	31,253	—
Insurance expense	15,706	11,769
Printing of shareholder reports	19,942	7,101
Distributor service fees (Note 5)	12,000	12,000
Custody and bank service fees	11,887	10,185
Postage and supplies	7,871	8,323
Other expenses	4,915	4,847
TOTAL EXPENSES	1,029,316	587,237
Advisory fee reductions by Adviser (Note 5)	(161,897)	(260,929)
NET EXPENSES	867,419	326,308

NET INVESTMENT INCOME (LOSS)	(4,485)	311,404

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Security transactions	8,799,075	(541,472)
Written option contracts (Note 6)	2,037,054	1,626,133
Net change in unrealized appreciation/depreciation on:
Investments	(11,428,617)	(1,701,620)
Written option contracts (Note 6)	130,671	52,893

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(461,817)	(564,066)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(466,302)	$(252,662)

See accompanying notes to financial statements.

BPV Family of Funds	Statements of Operations
For the Year Ended March 31, 2016(a)

	BPV Large Cap Value Fund	BPV High Quality Short Duration Income Fund
INVESTMENT INCOME
Dividends	$2,054,032	$1,092
Interest	—	80,832
TOTAL INVESTMENT INCOME	2,054,032	81,924

EXPENSES
Investment advisory fees (Note 5)	583,810	18,971
Professional fees	80,350	24,091
Mutual fund servicing fees (Note 5)	86,205	17,713
Shareholder service fees	80,469	3,500
Registration and filing fees	51,051	4,130
Trustees’ fees and expenses (Note 5)	29,563	12,995
Distribution expenses - Class A Shares (Note 5)	12,969	158
Distribution expenses - Class C Shares (Note 5)	25,489	14
Compliance support services fees (Note 5)	20,886	6,735
Printing of shareholder reports	15,964	3,500
Distributor service fees (Note 5)	12,000	3,000
Custody and bank service fees	11,925	2,004
Postage and supplies	9,640	3,283
Insurance expense	9,332	259
Offering costs (Note 2)	—	5,572
Other expenses	7,112	2,244
TOTAL EXPENSES	1,036,765	108,169
Advisory fee reductions and/or expense reimbursements by Adviser (Note 5)	(279,771)	(82,702)
NET EXPENSES	756,994	25,467

NET INVESTMENT INCOME	1,297,038	56,457

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	(3,283,553)	3,043
Net realized gains from in-kind redemptions (Note 3)	386,029	—
Net change in unrealized appreciation/depreciation on investments	(4,676,346)	168,397

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(7,573,870)	171,440

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(6,276,832)	$227,897

(a)	Except for BPV High Quality Short Duration Income Fund, which represents the period from the commencement of operations (November 30, 2015) through March 31, 2016.

See accompanying notes to financial statements.

BPV Wealth Preservation Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income (loss)	$(4,485)	$29,722
Net realized gains (losses) from:
Security transactions	8,799,075	738,596
Written option contracts (Note 6)	2,037,054	(1,678,004)
Net change in unrealized appreciation/depreciation on:
Investments	(11,428,617)	3,181,694
Written option contracts (Note 6)	130,671	155,562
Net increase (decrease) in net assets from operations	(466,302)	2,427,570

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	—	(7,912)
From net realized gains, Institutional Shares	(2,641,758)	(365,385)
From net realized gains, Advisor Shares	(426,040)	(56,479)
Decrease in net assets from distributions to shareholders	(3,067,798)	(429,776)

FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
Proceeds from shares sold	19,800,827	45,721,374
Net asset value of shares issued in reinvestment of distributions to shareholders	2,486,389	360,467
Payments for shares redeemed, net of redemption fees (Note 2)	(33,526,450)	(33,421,518)
Net increase (decrease) in net assets from Institutional Shares transactions	(11,239,234)	12,660,323

ADVISOR SHARES
Proceeds from shares sold	6,795,895	6,805,264
Net asset value of shares issued in reinvestment of distributions to shareholders	329,517	46,504
Payments for shares redeemed, net of redemption fees (Note 2)	(6,530,583)	(6,871,299)
Net increase (decrease) in net assets from Advisor Shares transactions	594,829	(19,531)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,178,505)	14,638,586

NET ASSETS
Beginning of year	82,511,248	67,872,662
End of year	$68,332,743	$82,511,248

ACCUMULATED NET INVESTMENT LOSS	$—	$(14,535)

See accompanying notes to financial statements.

BPV Wealth Preservation Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2016	Year Ended March 31, 2015
CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	1,858,886	4,350,488
Shares reinvested	242,338	33,942
Shares redeemed	(3,245,091)	(3,178,046)
Net increase (decrease) in shares outstanding	(1,143,867)	1,206,384
Shares outstanding, beginning of year	6,715,186	5,508,802
Shares outstanding, end of year	5,571,319	6,715,186

Advisor Shares
Shares sold	652,132	651,928
Shares reinvested	32,433	4,412
Shares redeemed	(627,363)	(658,642)
Net increase (decrease) in shares outstanding	57,202	(2,302)
Shares outstanding, beginning of year	1,043,698	1,046,000
Shares outstanding, end of year	1,100,900	1,043,698

See accompanying notes to financial statements.

BPV Low Volatility Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$311,404	$313,336
Net realized gains (losses) from:
Security transactions	(541,472)	31,875
Written option contracts (Note 6)	1,626,133	(765,151)
Net change in unrealized appreciation/depreciation on:
Investments	(1,701,620)	2,122,249
Written option contracts (Note 6)	52,893	63,501
Net increase (decrease) in net assets from operations	(252,662)	1,765,810

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(342,137)	(271,011)
From net realized gains, Institutional Shares	(1,923,798)	(79,743)
Decrease in net assets from distributions to shareholders	(2,265,935)	(350,754)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,871,077	52,036,220
Net asset value of shares issued in reinvestment of distributions to shareholders	2,231,557	323,367
Payments for shares redeemed, net of redemption fees (Note 2)	(45,765,299)	(13,333,227)
Net increase (decrease) in net assets from capital share transactions	(21,662,665)	39,026,360

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,181,262)	40,441,416

NET ASSETS
Beginning of year	63,340,428	22,899,012
End of year	$39,159,166	$63,340,428

UNDISTRIBUTED NET INVESTMENT INCOME	$45,454	$76,211

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	2,098,891	5,098,775
Shares reinvested	222,046	31,273
Shares redeemed	(4,523,993)	(1,301,398)
Net increase (decrease) in shares outstanding	(2,203,056)	3,828,650
Shares outstanding, beginning of year	6,102,504	2,273,854
Shares outstanding, end of year	3,899,448	6,102,504

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$1,297,038	$316,143
Net realized losses from security transactions	(3,283,553)	(779,674)
Net realized gains from in-kind redemptions (Note 3)	386,029	—
Net change in unrealized appreciation/depreciation on investments	(4,676,346)	2,977,825
Net increase (decrease) in net assets from operations	(6,276,832)	2,514,294

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(931,475)	(98,092)
From net investment income, Class A Shares	(68,714)	(2,189)
From net investment income, Class C Shares	(16,537)	(273)
From net realized gains, Institutional Shares	(597,001)	—
From net realized gains, Class A Shares	(49,811)	—
From net realized gains, Class C Shares	(22,749)	—
Decrease in net assets from distributions to shareholders	(1,686,287)	(100,554)

FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
Proceeds from shares sold	52,803,135	76,620,137
Net asset value of shares issued in reinvestment of distributions to shareholders	1,528,243	98,089
Payments for shares redeemed, net of redemption fees (Note 2)	(49,463,969)	(5,815,887)
Net increase in net assets from Institutional Shares transactions	4,867,409	70,902,339

CLASS A SHARES
Proceeds from shares sold	4,230,195	3,915,661
Net asset value of shares issued in reinvestment of distributions to shareholders	85,105	1,745
Payments for shares redeemed, net of redemption fees (Note 2)	(1,134,699)	(36,465)
Net increase in net assets from Class A Shares transactions	3,180,601	3,880,941

CLASS C SHARES
Proceeds from shares sold	1,964,538	1,308,619
Net asset value of shares issued in reinvestment of distributions to shareholders	39,040	264
Payments for shares redeemed, net of redemption fees (Note 2)	(842,609)	(144)
Net increase in net assets from Class C Shares transactions	1,160,969	1,308,739

TOTAL INCREASE IN NET ASSETS	1,245,860	78,505,759

NET ASSETS
Beginning of year	78,505,759	—
End of year	$79,751,619	$78,505,759

UNDISTRIBUTED NET INVESTMENT INCOME	$495,482	$215,170

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2016	Year Ended March 31, 2015
CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	5,082,798	7,318,562
Shares reinvested	147,230	9,298
Shares redeemed	(4,819,238)	(556,700)
Net increase in shares outstanding	410,790	6,771,160
Shares outstanding, beginning of year	6,771,160	—
Shares outstanding, end of year	7,181,950	6,771,160

Class A Shares
Shares sold	409,307	373,819
Shares reinvested	8,207	165
Shares redeemed	(117,613)	(3,437)
Net increase in shares outstanding	299,901	370,547
Shares outstanding, beginning of year	370,547	—
Shares outstanding, end of year	670,448	370,547

Class C Shares
Shares sold	182,719	124,334
Shares reinvested	3,775	25
Shares redeemed	(85,529)	(13)
Net increase in shares outstanding	100,965	124,346
Shares outstanding, beginning of year	124,346	—
Shares outstanding, end of year	225,311	124,346

See accompanying notes to financial statements.

BPV High Quality Short Duration Income Fund	Statement of Changes in Net Assets

Period Ended March 31, 2016(a)
FROM OPERATIONS
Net investment income	$56,457
Net realized gains from security transactions	3,043
Net change in unrealized appreciation/depreciation on investments	168,397
Net increase in net assets from operations	227,897

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(123,804)
From net investment income, Class A Shares	(1,606)
From net investment income, Class C Shares	(43)
Decrease in net assets from distributions to shareholders	(125,453)

FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
Proceeds from shares sold	20,605,771
Net asset value of shares issued in reinvestment of distributions to shareholders	110,670
Payments for shares redeemed, net of redemption fees (Note 2)	(208,528)
Net increase in net assets from Institutional Shares transactions	20,507,913

CLASS A SHARES
Proceeds from shares sold	333,160
Net asset value of shares issued in reinvestment of distributions to shareholders	1,235
Payments for shares redeemed, net of redemption fees (Note 2)	(4,995)
Net increase in net assets from Class A Shares transactions	329,400

CLASS C SHARES
Proceeds from shares sold	9,993
Net asset value of shares issued in reinvestment of distributions to shareholders	43
Net increase in net assets from Class C Shares transactions	10,036

TOTAL INCREASE IN NET ASSETS	20,949,793

NET ASSETS
Beginning of period	—
End of period	$20,949,793

UNDISTRIBUTED NET INVESTMENT INCOME	$119

(a)	Represents the period from the commencement of operations (November 30, 2015) through March 31, 2016.

See accompanying notes to financial statements.

BPV High Quality Short Duration Income Fund	Statement of Changes in Net Assets

Period Ended March 31, 2016(a)
CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	2,038,665
Shares reinvested	10,902
Shares redeemed	(20,530)
Net increase in shares outstanding	2,029,037
Shares outstanding, beginning of period	—
Shares outstanding, end of period	2,029,037

Class A Shares
Shares sold	32,993
Shares reinvested	122
Shares redeemed	(493)
Net increase in shares outstanding	32,622
Shares outstanding, beginning of period	—
Shares outstanding, end of period	32,622

Class C Shares
Shares sold	990
Shares reinvested	4
Net increase in shares outstanding	994
Shares outstanding, beginning of period	—
Shares outstanding, end of period	994

(a)	Represents the period from the commencement of operations (November 30, 2015) through March 31, 2016.

See accompanying notes to financial statements.

BPV Wealth Preservation Fund	Financial Highlights
Institutional Shares Per share data for an Institutional Share outstanding throughout each period:

	Year Ended March 31, 2016		Year Ended March 31, 2015		Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012(a)
Net asset value at beginning of period	$10.65		$10.36		$10.38	$10.15	$10.00

Income (loss) from investment operations:
Net investment income	0.00	(b)	0.01		0.01 (c)	0.07 (c)	0.06	(c)
Net realized and unrealized gains (losses) on investments	(0.00	)(b)	0.33		0.22	0.22	0.12
Total from investment operations	(0.00	)(b)	0.34		0.23	0.29	0.18

Less distributions:
Dividends from net investment income	—		(0.00	)(b)	(0.02)	(0.06)	(0.03)
Distributions from net realized gains	(0.39)		(0.05)		(0.23)	—	—
Total distributions	(0.39)		(0.05)		(0.25)	(0.06)	(0.03)

Proceeds from redemption fees collected (Note 2)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	—

Net asset value at end of period	$10.26		$10.65		$10.36	$10.38	$10.15

Total return (d)	0.03%		3.30%		2.21%	2.86%	1.83	%(e)

Ratios and supplemental data:
Net assets at end of period (000's)	$57,160		$71,487		$57,089	$29,808	$9,214

Ratio of total expenses to average net assets (f)	1.18%		1.32%		1.46%	2.11%	5.42	%(g)

Ratio of net expenses to average net assets (f)(h)	1.00%		1.00%		1.00%	1.00%	1.00	%(g)

Ratio of net investment income to average net assets (h)	0.03%		0.08%		0.11%	0.65%	1.26	%(g)

Portfolio turnover rate	110%		14%		51%	0%	0%

(a)	Represents the period from commencement of operations (October 5, 2011) through March 31, 2012.

(b)	Amount rounds to less than $0.01 per share.

(c)	Calculated using the average shares method.

(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns would have been lower had certain expenses not been reduced during the period.

(e)	Not annualized.

(f)	The ratios exclude the impact of expenses of the investment companies in which the Fund invests.

(g)	Annualized.

(h)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 5).

See accompanying notes to financial statements.

BPV Wealth Preservation Fund	Financial Highlights
Advisor Shares Per share data for an Advisor Share outstanding throughout each period:

	Year Ended March 31, 2016		Year Ended March 31, 2015	Year Ended March 31, 2014		Period Ended March 31, 2013(a)
Net asset value at beginning of period	$10.56		$10.31	$10.36		$10.27

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.02)	(0.02	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	(0.00	)(c)	0.32	0.20		0.11
Total from investment operations	(0.02)		0.30	0.18		0.09

Less distributions:
Distributions from net realized gains	(0.39)		(0.05)	(0.23)		—

Proceeds from redemption fees collected (Note 2)	0.00	(c)	0.00 (c)	0.00	(c)	—

Net asset value at end of period	$10.15		$10.56	$10.31		$10.36

Total return (d)	(0.16%)		2.92%	1.77%		0.88	%(e)

Ratios and supplemental data:
Net assets at end of period (000's)	$11,173		$11,024	$10,784		$28

Ratio of total expenses to average net assets (f)	1.52%		1.58%	1.83%		2.65	%(g)

Ratio of net expenses to average net assets (f)(h)	1.25%		1.25%	1.39%		1.65	%(g)

Ratio of net investment loss to average net assets (h)	(0.22%)		(0.20%)	(0.17%)		(0.72%	)(g)

Portfolio turnover rate	110%		14%	51%		0	%(i)

(a)	Represents the period from commencement of operations (January 2, 2013) through March 31, 2013.

(b)	Calculated using the average shares method.

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns would have been lower had certain expenses not been reduced during the period.

(e)	Not annualized.

(f)	The ratios exclude the impact of expenses of the investment companies in which the Fund invests.

(g)	Annualized.

(h)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 5).

(i)	Represents the year ended March 31, 2013.

See accompanying notes to financial statements.

BPV Low Volatility Fund	Financial Highlights
Institutional Shares Per share data for an Institutional Share outstanding throughout each period:

	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014(a)
Net asset value at beginning of period	$10.38	$10.07	$10.00

Income (loss) from investment operations:
Net investment income	0.06	0.04	0.04	(b)
Net realized and unrealized gains (losses) on investments	(0.01)	0.33	0.03
Total from investment operations	0.05	0.37	0.07

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	—
Distributions from net realized gains	(0.33)	(0.01)	—
Total distributions	(0.39)	(0.06)	—

Proceeds from redemption fees collected (Note 2)	0.00 (c)	0.00 (c)	—

Net asset value at end of period	$10.04	$10.38	$10.07

Total return (d)	0.51%	3.68%	0.70	%(e)

Ratios and supplemental data:
Net assets at end of period (000's)	$39,159	$63,340	$22,899

Ratio of total expenses to average net assets (f)	0.90%	1.09%	2.98	%(g)

Ratio of net expenses to average net assets (f)(h)	0.50%	0.50%	0.50	%(g)

Ratio of net investment income to average net assets (h)	0.48%	0.66%	2.36	%(g)

Portfolio turnover rate	25%	7%	0%

(a)	Represents the period from commencement of operations (February 3, 2014) through March 31, 2014.

(b)	Calculated using the average shares method.

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns would have been lower had certain expenses not been reduced during the period.

(e)	Not annualized.

(f)	The ratios exclude the impact of expenses of the investment companies in which the Fund invests.

(g)	Annualized.

(h)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 5).

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Financial Highlights
Institutional Shares Per share data for an Institutional Share outstanding throughout each year:

	Year Ended March 31, 2016	Year Ended March 31, 2015
Net asset value at beginning of year	$10.81	$10.00

Income (loss) from investment operations:
Net investment income	0.16	0.05
Net realized and unrealized gains (losses) on investments	(0.89)	0.78
Total from investment operations	(0.73)	0.83

Less distributions:
Dividends from net investment income	(0.12)	(0.02)
Distributions from net realized gains	(0.08)	—
Total distributions	(0.20)	(0.02)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)

Net asset value at end of year	$9.88	$10.81

Total return (b)	(6.84%)	8.26%

Ratios and supplemental data:
Net assets at end of year (000's)	$70,935	$73,166

Ratio of total expenses to average net assets	1.08%	1.53%

Ratio of net expenses to average net assets (c)	0.80%	0.80%

Ratio of net investment income to average net assets (c)	1.48%	1.02%

Portfolio turnover rate	106%	77%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 5).

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Financial Highlights
Class A Shares Per share data for a Class A Share outstanding throughout each year:

	Year Ended March 31, 2016	Year Ended March 31, 2015
Net asset value at beginning of year	$10.80	$10.00

Income (loss) from investment operations:
Net investment income	0.09	0.04
Net realized and unrealized gains (losses) on investments	(0.84)	0.77
Total from investment operations	(0.75)	0.81

Less distributions:
Dividends from net investment income	(0.11)	(0.01)
Distributions from net realized gains	(0.08)	—
Total distributions	(0.19)	(0.01)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)

Net asset value at end of year	$9.86	$10.80

Total return (b)	(7.07%)	8.07%

Ratios and supplemental data:
Net assets at end of year (000's)	$6,607	$4,000

Ratio of total expenses to average net assets	1.64%	1.88%

Ratio of net expenses to average net assets (c)	1.05%	1.05%

Ratio of net investment income to average net assets (c)	1.34%	0.70%

Portfolio turnover rate	106%	77%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns would have been lower had certain expenses not been reduced during the year.

(c)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 5).

See accompanying notes to financial statements.

BPV Large Cap Value Fund	Financial Highlights
Class C Shares Per share data for a Class C Share outstanding throughout each period:

	Year Ended March 31, 2016	Period Ended March 31, 2015(a)
Net asset value at beginning of period	$10.77	$10.08

Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.00	)(b)
Net realized and unrealized gains (losses) on investments	(0.88)	0.70
Total from investment operations	(0.83)	0.70

Less distributions:
Dividends from net investment income	(0.06)	(0.01)
Distributions from net realized gains	(0.08)	—
Total distributions	(0.14)	(0.01)

Net asset value at end of period	$9.80	$10.77

Total return (c)	(7.82%)	6.90	%(d)

Ratios and supplemental data:
Net assets at end of period (000's)	$2,209	$1,339

Ratio of total expenses to average net assets	2.50%	3.31	%(e)

Ratio of net expenses to average net assets (f)	1.80%	1.80	%(e)

Ratio of net investment income to average net assets (f)	0.59%	0.04	%(e)

Portfolio turnover rate	106%	77	%(g)

(a)	Represents the period of commencement of operations (October 7, 2014) through March 31, 2015.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns would have been lower had certain expenses not been reduced during the period.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 5).

(g)	Represents the year ended March 31, 2015.

See accompanying notes to financial statements.

BPV High Quality Short Duration Income Fund	Financial Highlights
Institutional Shares Per share data for an Institutional Share outstanding throughout the period:

	Period Ended March 31, 2016(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gains on investments	0.16
Total from investment operations	0.24

Less distributions:
Dividends from net investment income	(0.08)

Net asset value at end of period	$10.16

Total return (b)	2.38	%(c)

Ratios and supplemental data:
Net assets at end of period (000's)	$20,608

Ratio of total expenses to average net assets	2.53	%(d)

Ratio of net expenses to average net assets (e)	0.60	%(d)

Ratio of net investment income to average net assets (e)	1.32	%(d)

Portfolio turnover rate	27	%(c)

(a)	Represents the period from commencement of operations (November 30, 2015) through March 31, 2016.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been reduced during the period.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 5).

See accompanying notes to financial statements.

BPV High Quality Short Duration Income Fund	Financial Highlights
Class A Shares Per share data for a Class A Share outstanding throughout the period:

	Period Ended March 31, 2016(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gains on investments	0.16
Total from investment operations	0.23

Less distributions:
Dividends from net investment income	(0.07)

Net asset value at end of period	$10.16

Total return (b)	2.28	%(c)

Ratios and supplemental data:
Net assets at end of period (000's)	$331

Ratio of total expenses to average net assets	2.89	%(d)

Ratio of net expenses to average net assets (e)	0.85	%(d)

Ratio of net investment income to average net assets (e)	1.20	%(d)

Portfolio turnover rate	27	%(c)

(a)	Represents the period from commencement of operations (November 30, 2015) through March 31, 2016.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been reduced during the period.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 5).

See accompanying notes to financial statements.

BPV High Quality Short Duration Income Fund	Financial Highlights
Class C Shares Per share data for a Class C Share outstanding throughout the period:

	Period Ended March 31, 2016(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gains on investments	0.16
Total from investment operations	0.21

Less distributions:
Dividends from net investment income	(0.05)

Net asset value at end of period	$10.16

Total return (b)	2.14	%(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$10

Ratio of total expenses to average net assets	4.46	%(d)

Ratio of net expenses to average net assets (e)	1.20	%(d)

Ratio of net investment income to average net assets (e)	0.71	%(d)

Portfolio turnover rate	27	%(c)

(a)	Represents the period from commencement of operations (November 30, 2015) through March 31, 2016.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been reduced during the period.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 5).
See accompanying notes to financial statements.

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

1. ORGANIZATION

The BPV Family of Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on July 19, 2011 as a Delaware statutory trust. The Trust currently offers Institutional Shares and Advisor Shares of the BPV Wealth Preservation Fund; Institutional Shares, Class A Shares (formerly called Advisor Shares) and Class C Shares of each of the BPV Large Cap Value Fund and the BPV High Quality Short Duration Income Fund; and Institutional Shares of the BPV Low Volatility Fund (each a “Fund” and collectively, the “Funds”). The BPV Wealth Preservation Fund is a diversified portfolio with an investment objective to simultaneously seek capital preservation while generating long-term capital appreciation; the BPV Low Volatility Fund is a diversified portfolio with an investment objective to simultaneously seek capital preservation while generating long-term capital appreciation; the BPV Large Cap Value Fund is a diversified portfolio with an investment objective to seek long-term capital appreciation; and the BPV High Quality Short Duration Income Fund is a diversified portfolio with an investment objective to seek to provide current income and, secondarily, capital appreciation.

Each class of shares of a Fund has identical rights to earnings and assets of such Fund and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only that class. The Trust permits the Board of Trustees (the “Trustees”) to create additional funds and share classes.

BPV Capital Management, LLC (the “Adviser”), a Delaware limited liability company, serves as the investment adviser for each Fund. The Adviser is controlled by Northshore Management Company, LLC (“Northshore”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of these financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Equity securities including common stocks and exchange-traded funds listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Shares of

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

a registered investment company, including money market funds that are not traded on an exchange are valued at that investment company’s net asset value. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the bid and ask price. Fixed income securities are typically valued on the basis of prices provided by an independent pricing service. These prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Options on securities and options on indexes listed on an exchange are valued at the mean of the closing bid and ask price on the exchange on which they are traded on the day of valuation.

Securities for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the security is halted during the day and does not resume prior to the Funds’ net asset value calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A security’s “fair value” may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The inputs or methodology used for valuing assets or liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

hierarchy within which the fair value measurement of that asset or liability falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of March 31, 2016 by security type:

BPV Wealth Preservation Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Exchange-Traded Funds	$50,485,143	$—	$—	$50,485,143
Purchased Option Contracts	—	329,056	—	329,056
Money Market Funds	16,008,118	—	—	16,008,118
Total Investments in Securities	$66,493,261	$329,056	$—	$66,822,317
Other Financial Instruments:
Written Option Contracts	$—	$(468,509)	$—	$(468,509)
Total Other Financial Instruments	$—	$(468,509)	$—	$(468,509)

BPV Low Volatility Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Exchange-Traded Funds	$19,281,528	$—	$—	$19,281,528
Purchased Option Contracts	—	196,125	—	196,125
Money Market Funds	18,659,736	—	—	18,659,736
Total Investments in Securities	$37,941,264	$196,125	$—	$38,137,389
Other Financial Instruments:
Written Option Contracts	$—	$(279,187)	$—	$(279,187)
Total Other Financial Instruments	$—	$(279,187)	$—	$(279,187)

BPV Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$80,301,898	$—	$—	$80,301,898
Total Investments in Securities	$80,301,898	$—	$—	$80,301,898

BPV High Quality Short Duration Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Mortgage-Backed Securities	$—	$20,859,987	$—	$20,859,987
Money Market Funds	3,339,824	—	—	3,339,824
Total Investments in Securities	$3,339,824	$20,859,987	$—	$24,199,811

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of March 31, 2016, the Funds did not have any transfers into and out of any Level. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

During the year ended March 31, 2016, the Funds did not use any significant unobservable inputs (Level 3) in determining fair value.

Share Valuation and Redemption Fees – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares of BPV Large Cap Value Fund and BPV High Quality Short Duration Income Fund is equal to the net asset value per share plus a sales load equal to 5.27% and 2.56%, respectively, of the net asset value (or 5.00% and 2.50%, respectively, of the offering price). The offering price of Class C shares and Class P shares is equal to the net asset value per share. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1%, payable to the applicable Fund, if redeemed within 60 days of the date of purchase.

During the years ended March 31, 2016 and March 31, 2015, proceeds from redemption fees were as follows:

	Year Ended March 31, 2016	Year Ended March 31, 2015
BPV Wealth Preservation Fund	$13,301	$14,605
BPV Low Volatility Fund	$3,583	$398
BPV Large Cap Value Fund	$1,467	$2,553
BPV High Quality Short Duration Income Fund	$—	N/	A

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Realized gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Each Fund bears expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which are allocated among the Funds according to methods authorized by the Trustees.

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Dividends and Distributions – Dividends arising from net investment income are declared and paid annually to shareholders of BPV Wealth Preservation Fund, BPV Low Volatility Fund and BPV Large Cap Value Fund; and declared and paid monthly to shareholders of BPV High Quality Short Duration Income Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended March 31, 2016 and March 31, 2015 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
BPV Wealth Preservation Fund	3/31/2016	$3,067,798	$—	$3,067,798
	3/31/2015	$429,776	$—	$429,776
BPV Low Volatility Fund	3/31/2016	$2,265,935	$—	$2,265,935
	3/31/2015	$350,754	$—	$350,754
BPV Large Cap Value Fund	3/31/2016	$1,016,726	$669,561	$1,686,287
	3/31/2015	$100,554	$—	$100,554
BPV High Quality Short Duration	3/31/2016	$125,453	$—	$125,453
Income Fund	3/31/2015	N/A	N/A	N/A

Offering Costs – Offering costs, including the cost of printing initial prospectuses and legal and registration fees, are being amortized over twelve months from the inception date of the BPV High Quality Short Duration Income Fund. As of March 31, 2016, $11,143 of offering costs remain to be amortized, which is included in Other Assets on the Statements of Assets and Liabilities.

Securities Traded on a “To-Be-Announced” Basis – The BPV High Quality Short Duration Income Fund occasionally trades securities on a “to-be-announced” (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Option Writing / Purchasing – The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions include the potential inability of the counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEDERAL INCOME TAX

Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent that 100% of their net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

The following information is computed on a tax basis for each item as of March 31, 2016:

	BPV Wealth Preservation Fund	BPV Low Volatility Fund	BPV Large Cap Value Fund	BPV High Quality Short Duration Income Fund
Tax cost of portfolio investments	$67,933,218	$38,840,080	$83,148,420	$24,031,414
Gross unrealized appreciation	$664,751	$1,064,567	$5,057,678	$168,971
Gross unrealized depreciation	(1,775,646)	(1,767,258)	(7,904,200)	(574)
Net unrealized appreciation (depreciation)	(1,110,895)	(702,691)	(2,846,522)	168,397
Net unrealized appreciation on written option contracts	184,135	93,815	—	—
Undistributed ordinary income	—	45,454	495,482	119
Accumulated capital and other losses	(609,145)	(501,950)	(3,584,368)	(66,072)
Accumulated earnings (deficit)	$(1,535,905)	$(1,065,372)	$(5,935,408)	$102,444

As of March 31, 2016, the tax cost of written options contracts for the BPV Wealth Preservation Fund and the BPV Low Volatility Fund is $652,644 and $373,002, respectively.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and straddles.

During the year ended March 31, 2016, the BPV Large Cap Value Fund realized $386,029 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statements of Assets and Liabilities.

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

Net qualified late year losses include Late Year Ordinary Losses (incurred after December 31, 2015 and within the taxable year) and Late-Year Capital Losses (incurred after October 31, 2015 and within the taxable year), and are deemed to arise on the first day of the Funds’ next taxable year. For the year ended March 31, 2016, the Funds intend to defer to April 1, 2016 for federal tax purposes qualified late year losses as follows:

	Late-Year Ordinary Losses	Late-Year Capital Losses
BPV Wealth Preservation Fund	$—	$(609,145)
BPV Low Volatility Fund	$—	$(501,950)
BPV Large Cap Value Fund	$—	$(3,584,368)
BPV High Quality Short Duration Income Fund	$—	$(66,072)

Due to permanent book to tax differences, primarily attributable to net operating losses, gains from redemptions in-kind transactions and distribution reclasses, the following reclassification adjustments were made to the financial statements as of March 31, 2016:

	Accumulated Net Investment Income	Accumulated Net Realized Gains	Paid-in-Capital
BPV Wealth Preservation Fund	$19,020	$(19,020)	$—
BPV Low Volatility Fund	$(24)	$24	$—
BPV Large Cap Value Fund	$—	$(386,029)	$386,029

The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2013 through March 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year or period ended March 31, 2016, the Funds did not incur any material interest or penalties.

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

4. INVESTMENT TRANSACTIONS

During the year or period ended March 31, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments, options and U.S. government securities, were as follows:

	Cost of Purchases of Investment Securities	Proceeds from Sales of Investment Securities
BPV Wealth Preservation Fund	$58,087,817	$50,091,919
BPV Low Volatility Fund	$7,516,000	$20,446,365
BPV Large Cap Value Fund	$103,904,342	$93,354,608
BPV High Quality Short Duration Income Fund	$24,635,001	$3,868,976

For BPV Large Cap Value Fund, Proceeds from Sales of Investment Securities includes sales of securities related to in-kind redemptions of $15,106,639.

5. TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY AGREEMENT

Pursuant to the Investment Advisory Agreement with each Fund, the Adviser is entitled to an investment advisory fee, computed daily and payable monthly, of 0.75% of the average daily net assets of the BPV Wealth Preservation Fund, 0.40% of the average daily net assets of the BPV Low Volatility Fund, 0.65% of the average daily net assets of the BPV Large Cap Value Fund and 0.45% of the average daily net assets of the BPV High Quality Short Duration Income Fund.

The Trust and the Adviser have entered into an investment sub-advisory agreement with AJO, LP with respect to the BPV Large Cap Value Fund. Pursuant to this agreement, the Adviser pays AJO, LP a monthly fee that varies depending on the amount of assets under AJO, LP’s management.

The Adviser has contractually agreed to reduce its fees or reimburse expenses of the Funds so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with GAAP, extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) will not exceed 1.00% of average daily net assets of the the BPV Wealth Preservation Fund, 0.50% of average daily net assets of the BPV Low Volatility Fund, 0.80% of average daily net assets of the BPV Large Cap Value Fund and 0.60% of average daily net assets of the BPV High Quality Short Duration Income Fund. Any fee reductions or expense reimbursements under the expense limitation agreement are subject to repayment by the Funds for a period of three

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

years from the end of the fiscal year during which such reductions or reimbursements occurred, provided the Funds are available to effect such repayment and remain in compliance with the Adviser’s undertaking to limit expenses of the Funds.

During the year or period ended March 31, 2016, the Adviser’s fee reductions and/or expense reimbursements were as follows:

Fund	Fee Reductions/ Expense Reimbursements by Adviser
BPV Wealth Preservation Fund	$161,897
BPV Low Volatility Fund	$260,929
BPV Large Cap Value Fund	$279,771
BPV High Quality Short Duration Income Fund	$82,702

As of March 31, 2016, the amount of fee reductions and expense reimbursements available for recovery by the Adviser from the BPV Wealth Preservation Fund, the BPV Low Volatility Fund, the BPV Large Cap Value Fund and the BPV High Quality Short Duration Income Fund is $671,526, $576,312, $512,876 and $82,702, respectively. The Adviser may recover these amounts no later than March 31 of the year stated below:

Fund	2017	2018	2019	Total
BPV Wealth Preservation Fund	$257,699	$251,930	$161,897	$671,526
BPV Low Volatility Fund	$34,063	$281,320	$260,929	$576,312
BPV Large Cap Value Fund	N/A	$233,105	$279,771	$512,876
BPV High Quality Short Duration Income Fund	N/A	N/A	$82,702	$82,702

For the year ended March 31, 2016, the BPV Wealth Preservation Fund had $203,623 of fee reductions and/or expense reimbursements pass the three year expiration date and are no longer recoupable.

Prior to July 1, 2015, the Trust’s Chief Compliance Officer (“CCO”) was an officer of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, compliance, fund accounting and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus.

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

DISTRIBUTION AGREEMENT

The Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives annual compensation from each Fund for such services. In addition, during the period ended March 31, 2016, the Distributor earned underwriter fees of $1,350 and $18 on the sale of Class A shares of BPV Large Cap Value Fund and BPV High Quality Short Duration Income Fund, respectively.

DISTRIBUTION PLANS

The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which permit Advisor Shares of each of the BPV Wealth Preservation Fund and Class A and Class C Shares of each of the BPV Large Cap Value Fund and the BPV High Quality Short Duration Income Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plans is 0.25% of average daily net assets attributable to Advisor Shares of BPV Wealth Preservation Fund and Class A Shares of BPV Large Cap Value Fund and BPV High Quality Short Duration Fund and 1.00% of average daily net assets attributable to Class C shares of each of the BPV Large Cap Value Fund and the BPV High Quality Short Duration Income Fund.

During the year ended March 31, 2016, Advisor Shares of the BPV Wealth Preservation Fund incurred distribution expenses of $31,253; Class A shares of the BPV Large Cap Value Fund and the BPV High Quality Short Duration Income Fund incurred distribution expenses of $12,969 and $158, respectively; and Class C Shares of the BPV Large Cap Value Fund and the BPV High Quality Short Duration Income Fund incurred distribution expenses of $25,489 and $14, respectively.

COMPENSATION OF TRUSTEES

Certain officers of the Trust are also officers of the Adviser or Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $6,000, paid quarterly, a fee of $1,500 per Fund for attendance at each in-person meeting of the Trustees and a fee of $500 per Fund for attendance at each telephonic meeting of the Trustees. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

6. DERIVATIVES RISK AND TRANSACTIONS

Investing in derivatives, including options, involves the risk of sustaining large and sudden losses. The use of derivatives may reduce each Fund’s returns and/or increase its volatility. Fluctuations in the value of a derivative may not correlate perfectly with the overall securities markets.

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverages allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have signification effects on the valuation of the derivative and the Funds. Typically, the associate risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. All option contracts held during the year ended March 31, 2016 are exchange traded.

A summary of call and put option contracts written by the Funds during the year ended March 31, 2016 is as follows:

BPV Wealth Preservation Fund	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Options outstanding at beginning of year	1,225	$1,049,712	1,013	$332,386
Options written	11,260	4,418,650	8,903	2,841,599
Options expired	(1,911)	(305,407)	(538)	(177,129)
Options closed	(9,363)	(4,852,488)	(8,495)	(2,495,359)
Options outstanding at end of year	1,211	$310,467	883	$501,497

BPV Low Volatility Fund	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Options outstanding at beginning of year	939	$799,158	775	$253,550
Options written	8,660	3,557,498	7,107	2,207,756
Options expired	(1,478)	(243,637)	(387)	(146,944)
Options closed	(7,398)	(3,927,679)	(6,971)	(2,010,951)
Options outstanding at end of year	723	$185,340	524	$303,411

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

The locations in the Statements of Assets and Liabilities of the derivative positions of the BPV Wealth Preservation Fund and the BPV Low Volatility Fund are as follows:

BPV Wealth Preservation Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Equity put options purchased	Investments in securities at value	$329,056	$—
Equity call options written	Option contracts written, at value	—	(311,379)
Equity put options written	Option contracts written, at value	—	(157,130)
		$329,056	$(468,509)

BPV Low Volatility Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Equity put options purchased	Investments in securities at value	$196,125	$—
Equity call options written	Option contracts written, at value	—	(185,881)
Equity put options written	Option contracts written, at value	—	(93,306)
		$196,125	$(279,187)

Transactions in derivative instruments for the BPV Wealth Preservation Fund and the BPV Low Volatility Fund during the year ended March 31, 2016 are recorded in the following locations in the Statements of Operations:

BPV Wealth Preservation Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Net Change in Unrealized Appreciation/ Depreciation
Equity Contracts (Purchased Options)	Net realized gains (losses) from security transactions	$(456,661)	Net change in unrealized appreciation/depreciation on investments	$(630,607)
Equity Contracts (Written Options)	Net realized gains (losses) from written option contracts	$2,037,054	Net change in unrealized appreciation/depreciation on written option contracts	$130,671

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

BPV Low Volatility Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Net Change in Unrealized Appreciation/ Depreciation
Equity Contracts (Purchased Options)	Net realized gains (losses) from security transactions	$(314,468)	Net change in unrealized appreciation/depreciation on investments	$(347,926)
Equity Contracts (Written Options)	Net realized gains (losses) from written option contracts	$1,626,133	Net change in unrealized appreciation/depreciation on written option contracts	$52,893

The BPV Large Cap Value Fund and the BPV High Quality Short Duration Income Fund did not hold any derivative instruments as of or during the year ended March 31, 2016.

Volume of derivative instruments for the BPV Wealth Preservation Fund and the BPV Low Volatility Fund during the year ended March 31, 2016 are as follows:

BPV Wealth Preservation Fund

Type of Derivative	Unit of Measurement	Average
Equity Contracts Purchased	Contracts	2,356
Equity Contracts Written	Contracts	(2,710)

BPV Low Volatility Fund

Type of Derivative	Unit of Measurement	Average
Equity Contracts Purchased	Contracts	1,858
Equity Contracts Written	Contracts	(2,140)

7. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

sector or certain companies within the sector, while having little or no impact on other sectors or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected. As of March 31, 2016, the BPV Large Cap Value Fund had 27.8% of the value of its net assets invested in stocks within the Financials sector.

8. INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest a significant portion of its assets in shares of one or more investment companies (money market mutual funds and exchange-traded funds (“ETFs”)). The Funds will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of other investment companies. From time to time, each Fund may invest greater than 25% of its net assets in one or more investment companies. As of March 31, 2016, the iShares Barclays 1-3 Year Treasury Bond Fund represented 26.6% of the net assets of the BPV Wealth Preservation Fund, and the SPDR® S&P 500® ETF Trust represented 49.2% of the net assets of the BPV Low Volatility Fund. Additional information for each of these securities, including their financial statements, is available from the Securities and Exchange Commission’s website at www.sec.gov. As of March 31, 2016, the BPV Wealth Preservation Fund and the BPV Low Volatility Fund had 73.9% and 49.2%, respectively, of the value of their net assets invested in ETFs.

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they have occurred. In addition, additional indirect expenses will be incurred due to acquired fund fees and other costs to the extent of an investment in shares of money market mutual funds. As of March 31, 2016, the BPV Low Volatility Fund had 47.7% of the value of its net assets invested the Institutional Class of the BlackRock Liquidity Funds Treasury Trust Fund. Additional information for this security, including its financial statements, is available from the Securities and Exchange Commission’s website at www.sec.gov. As of March 31, 2016, each of the BPV Wealth Preservation Fund, the BPV Large Cap Value Fund and the BPV High Quality Short Duration Income Fund had less than 25% of its net assets invested in shares of money market mutual funds.

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

9. RISK ASSOCIATED WITH MORTGAGE-BACKED SECURITIES

The BPV High Quality Short Duration Income Fund has adopted a fundamental policy to concentrate its investments in mortgage-backed securities. This means the Fund will invest primarily in agency mortgage-backed securities. The Fund’s investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As a result of the Fund’s policy to concentrate in mortgage-backed securities, the Fund will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities. As of March 31, 2016, the BPV High Quality Short Duration Income Fund had 99.6% of the value of its net assets invested in mortgage-backed securities.

10. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

BPV Family of Funds	Notes to Financial Statements
March 31, 2016

11. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph:

The Board of Trustees has determined to discontinue the operations of BPV Low Volatility Fund. All outstanding shares of BPV Low Volatility Fund will be redeemed on or before June 6, 2016.

BPV Family of Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
BPV Family of Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written option contracts, of BPV Family of Funds, comprising BPV Wealth Preservation Fund, BPV Low Volatility Fund, BPV Large Cap Value Fund, and BPV High Quality Short Duration Income Fund (the “Funds”) as of March 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended for BPV Wealth Preservation Fund, BPV Low Volatility Fund, and BPV Large Cap Value Fund, and the related statements of operations and changes in net assets and the financial highlights for the period November 30, 2015 (commencement of operations) through March 31, 2016 for BPV High Quality Short Duration Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended on or prior to March 31, 2014 were audited by other auditors, whose report dated May 23, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting BPV Family of Funds as of March 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements of BPV Low Volatility Fund have been prepared assuming that it will continue as a going concern. As discussed in Note 11 to the financial statements, the Board of Trustees approved the liquidation of BPV Low Volatility Fund effective April 29, 2016, which indicates the Fund is not a going concern. The financial statements do not include any adjustments that might be necessary upon liquidation.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 31, 2016

BPV Family of Funds	About Your Funds’ Expenses
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, possibly including front-end and contingent deferred sales loads and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (October 1, 2015 for BPV Wealth Preservation Fund, BPV Low Volatility Fund and BPV Large Cap Value Fund and November 30, 2015 for BPV High Quality Duration Income Fund) and held until the end of the period (March 31, 2016).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BPV Family of Funds	About Your Funds’ Expenses
(Unaudited)

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectuses.

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
BPV Wealth Preservation Fund
Institutional Shares
Actual Fund Return	$ 1,000.00	$ 1,023.40	1.00%	$ 5.06
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.00	1.00%	$ 5.05
Advisor Shares
Actual Fund Return	$ 1,000.00	$ 1,021.60	1.25%	$ 6.32
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.75	1.25%	$ 6.31
BPV Low Volatility Fund
Institutional Shares
Actual Fund Return	$ 1,000.00	$ 1,025.90	0.50%	$ 2.53
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.50	0.50%	$ 2.53
BPV Large Cap Value Fund
Institutional Shares
Actual Fund Return	$ 1,000.00	$ 1,015.10	0.80%	$ 4.03
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.00	0.80%	$ 4.04
Class A Shares
Actual Fund Return	$ 1,000.00	$ 1,013.80	1.05%	$ 5.29
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.75	1.05%	$ 5.30
Class C Shares
Actual Fund Return	$ 1,000.00	$ 1,008.90	1.80%	$ 9.04
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,016.00	1.80%	$ 9.07

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

BPV Family of Funds	About Your Funds’ Expenses
(Unaudited)

	Beginning Account Value October 1, 2015(a)	Ending Account Value March 31, 2016	Net Expense Ratio(b)	Expenses Paid During Period(c)
BPV High Quality Short Duration Income Fund
Institutional Shares
Actual Fund Return	$ 1,000.00	$ 1,023.80	0.60%	$ 2.04
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.00	0.60%	$ 3.03
Class A Shares
Actual Fund Return	$ 1,000.00	$ 1,022.80	0.85%	$ 2.89
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.74	0.85%	$ 4.29
Class C Shares
Actual Fund Return	$ 1,000.00	$ 1,021.40	1.20%	$ 4.08
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.98	1.20%	$ 6.06

(a)	Beginning Account Value is as of November 30, 2015 (date of commencement of operations) for the Actual Fund Return information.

(b)	Annualized, based on the Fund’s net expenses for the period since the commencement of operations (November 30, 2015).

(c)

Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 123/366 (to reflect period since inception) and 183/366 (to reflect the one-half year period) for Actual Fund Return and Hypothetical 5% Return information, respectively.

BPV Family of Funds	Other Information
(Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information
(Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the year ended March 31, 2016. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. The BPV Wealth Preservation Fund, the BPV Low Volatility Fund, the BPV Large Cap Value Fund and the BPV High Quality Short Duration Income Fund intend to designate up to a maximum amount of $3,067,798, $2,265,935, $1,016,726 and $125,453, respectively, as Qualified Dividend Income, which may be taxed at the maximum rate of 23.8%. The amount of long-term capital gains paid by the BPV Large Cap Value Fund for the year ended March, 31, 2016 was $669,561.

As required by federal regulations, complete information was computed and reported in conjunction with your 2015 Form 1099-DIV.

BPV Family of Funds	Board of Trustees and Executive Officers
March 31, 2016

Name, Address and Year of Birth	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen	Other Directorships Held by the Trustee During the Past Five Years**
Non-Interested Trustees:
William Perkins Crawford, Jr. 9202 Northshore Dr., Suite 300 Knoxville, TN 37922 Year of Birth: 1962	Trustee	Since May 2014

SVP/General Counsel of Pacolet Milliken Enterprises, Inc. (a private investment company) (2013-present); Senior Counsel of TD Bank (2010-2012); Chief Legal and Risk Officer, The South Financial Group (bank holding company)(2002-2010).

				Four	None
Ann O’Connell 9202 Northshore Dr., Suite 300 Knoxville, TN 37922 Year of Birth: 1953	Trustee	Since Inception

Consultant with CapTrust, an independent, fee-based investment advisory firm (2012-present); Partner, Newport Board Group, a professional management consulting firm (2012); Actuary and Principal, Global Human Resources Services Leadership Team, PriceWaterhouseCoopers LLP (2002-2011).

				Four	None
Joseph M. O’Donnell 9202 Northshore Dr., Suite 300 Knoxville, TN 37922 Year of Birth: 1946	Trustee	Since Inception	President and CEO, Inmar Inc., a logistics and supply chain software and services company (2008-2009).	Four	Comverge, Inc.; Comverse, Inc.; ModusLink Global Solutions
Jan R. Williams 9202 Northshore Dr., Suite 300 Knoxville, TN 37922 Year of Birth: 1941	Trustee	Since Inception	Dean and Professor Emeritus, College of Business Administration, University of Tennessee (2001-2013).	Four	None

BPV Family of Funds	Board of Trustees and Executive Officers
March 31, 2016

Name, Address and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers:
Michael R. West 9202 Northshore Dr., Suite 300 Knoxville, TN 37922 Year of Birth: 1966	President and Secretary	Since April 2014

Chief Executive Officer, BPV Capital Management, LLC (Since 2009). Mr. West has also been the Managing Partner of Northshore Management Company, LLC, an investment firm focused in private company investments, since 2003.

Bo J. Howell 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1981	Chief Compliance Officer	Since July 2015

Vice President and Director of Fund Administration of Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

Theresa Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1969	Treasurer	Since September 2014	Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since 2000).

*

Each Trustee holds office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

**

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Additional information about members of the Board and executive officers is available in each Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-855-784-2399.

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Must be accompanied or proceeded by a prospectus.
BPV Family of Funds are distributed by Ultimus Fund Distributors, LLC.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Jan Williams.  Mr. Williams is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $61,500 and $48,000 with respect to the registrant’s fiscal years ended March 31, 2016 and 2015, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,000 and $10,000 with respect to the registrant’s fiscal years ended March 31, 2016 and 2015, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $13,000 and $10,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended March 31, 2016 and 2015, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BPV Family of Funds

By (Signature and Title)*		/s/ Michael R. West
Michael R. West, President and Secretary

Date	June 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael R. West
Michael R. West, President and Secretary

Date	June 8, 2016

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Financial Officer

Date	June 8, 2016

* Print the name and title of each signing officer under his or her signature.